Filed pursuant to Rule 497(a)(1)

File No. 333-195652

Rule 482 AD

Oxford Lane Capital Corp. Announces Preferred Stock Offering

Greenwich, CT -- 6/18/2015 – Oxford Lane Capital Corp. (the “Company”) (NasdaqGS: OXLC, OXLCP, OXLCO and OXLCN) today announced that it plans to offer additional shares of its 7.50% Series 2023 Term Preferred Shares (the “Preferred Stock”) in an underwritten public offering. The public offering price and other terms of the Preferred Stock are to be determined by negotiations between the Company and the underwriters. The Company also plans to grant the underwriters a 30-day option to purchase additional shares of Preferred Stock on the same terms and conditions to cover over-allotments, if any. The Preferred Stock is listed on the NASDAQ Global Select Market under the symbol “OXLCO.”

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS), and Deutsche Bank Securities Inc. are acting as the joint bookrunning managers for the offering. BB&T Capital Markets, a division of BB&T Securities, LLC, Maxim Group LLC and National Securities Corporation, a wholly owned subsidiary of National Holdings, Inc. (NASDAQ: NHLD), are acting as co-managers for the offering.

The Company plans to use the net proceeds of this offering for acquiring investments and/or for general working capital purposes, which may include the payment of operating expenses, including advisory and administrative fees and expenses, and/or for the redemption of all or a portion of its outstanding Series 2017 Term Preferred Shares.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The Preferred Stock will be offered and sold pursuant to the Company’s shelf registration statement relating to such securities on file with and declared effective by the Securities and Exchange Commission. The offering of the Preferred Stock may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from Ladenburg Thalmann & Co. Inc., Attn: Syndicate Department, 58 South Service Road, Suite 160, Melville, NY 11747, or by emailing syndicate@ladenburg.com (telephone number 1-800-573-2541); and Deutsche Bank Securities Inc., Attn: Prospectus Group, 60 Wall Street, New York, New York 10005-2836, or by emailing prospectus.cpdg@db.com (telephone number 1-800-503-4611). Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated June 18, 2015, and accompanying prospectus, dated June 23, 2014, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

About Oxford Lane Capital Corp.

Oxford Lane Capital Corp. is a publicly-traded registered closed-end management investment company. It currently seeks to achieve its investment objective of maximizing total return by investing in securitization vehicles which, in turn, primarily invest in senior secured loans made to companies whose debt is unrated or is rated below investment grade.

Forward-Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions, including statements with regard to the anticipated use of the net proceeds of the Company’s securities offering. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect subsequent events, unless required to do so by law.

Contact:

Bruce Rubin

203-983-5280